State of Israel Ministry of justice – Registrar of Corporation Registrar of Partnerships and Companies
Registrar of Corporation Certificate of incorporation This certifies that the Company:
אינפיניטי אוגמנטד ריאליטי ישראל בע"מ שמספרה 514940790 Infinity Augmented Reality Israel LTD Number 514940790
Was incorporated and registered on 30/06/2013, 22th of Tammuz 5773 According to the Companies Law, 5759-1999, as a limited liability company.
Yehuda Katz, ADV. Registrar of Corporation Registrar of Companies and Partnerships [Signature]	Given in Jerusalem on: 30/06/2013 22th of Tammuz 5773